UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934

Check the appropriate box:
☒	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐	Definitive Information Statement

LYRIS, INC.
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
☐	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

LYRIS, INC.
6401 HOLLIS STREET, SUITE 125
EMERYVILLE, CA 94608

NOTICE OF ACTION TAKEN BY WRITTEN
CONSENT OF STOCKHOLDERS IN LIEU OF A MEETING

WE ARE NOT ASKING YOU FOR A PROXY, AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

July [__], 2012

To Our Stockholders:

NOTICE IS HEREBY GIVEN that on June 29, 2012, Lyris, Inc., a Delaware corporation (“Company”), received written consents from William T. Comfort, III, LDN Stuyvie Partnership, 65 BR Trust and James A. Urry (together, the “Majority Stockholders”), representing 6,073,097 shares of the Company’s common stock, or approximately 64.4% of our issued and outstanding common stock as of June 1, 2012 (“Record Date”), approving the following:

An amendment of the Company’s certificate of incorporation to remove restrictions on the transfer of the Company’s common stock that were intended to preserve net operating loss carryforwards for the Company, contingent upon the completion of proposed underwritten public offering of shares of the Company’s common stock registered pursuant to that certain Registration Statement on Form S-1 (Registration No. 333-181654) originally filed by the Company with the U.S. Securities and Exchange Commission on May 24, 2012 (the “Public Offering”)

WE ARE NOT ASKING YOU FOR A PROXY OR CONSENT AND YOU ARE REQUESTED NOT TO SEND US A PROXY OR CONSENT WITH RESPECT TO THE MATTERS SET FORTH HEREIN.

No action is required by you. This Notice and the accompanying Information Statement is furnished pursuant to Section 228(e) of the General Corporation Law of the State of Delaware and Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for the purpose of informing all stockholders of record as of the Record Date of the actions described above before they take effect.

The amendment of the Company’s amended and restated certificate of incorporation will become effective upon the closing of the Public Offering, which date will be at least 20 days after this Information Statement is first mailed to our stockholders. You are urged to read the accompanying Information Statement in its entirety for a description of the action taken by the Majority Stockholders.

Sincerely,

Wolfgang Maasberg
Chief Executive Officer

This information statement is dated July [ ], 2012 and is first being sent or given to stockholders of record as of the Record Date on or about July [ ], 2012.

LYRIS, INC.
6401 HOLLIS STREET, SUITE 125
EMERYVILLE, CA 94608

INFORMATION STATEMENT

REGARDING ACTION TAKEN BY WRITTEN
CONSENT OF STOCKHOLDERS IN LIEU OF A MEETING

WE ARE NOT ASKING YOU FOR A PROXY OR CONSENT AND YOU ARE REQUESTED NOT TO SEND US A PROXY OR CONSENT WITH RESPECT TO THE MATTERS SET FORTH HEREIN.

GENERAL INFORMATION

Introduction

This Information Statement is being furnished by Lyris, Inc., a Delaware corporation (“Company”) to stockholders of record as of June 1, 2012 (“Record Date”), in connection with an action taken by written consent of William T. Comfort, III, LDN Stuyvie Partnership, 65 BR Trust and James A. Urry, stockholders of the Company representing 6,073,097 shares of the Company’s common stock, or approximately 64.4% of our issued and outstanding common stock as of the Record Date (the “Majority Stockholders”).

At a meeting of the Company’s Board of Directors on June 1, 2012, the Board of Directors unanimously approved an amendment to the Company’s certificate of incorporation to remove restrictions on the transfer of the Company’s common stock that were intended to preserve net operating loss carryforwards for the Company, contingent upon the completion of proposed underwritten public offering of shares of the Company’s common stock registered pursuant to that certain Registration Statement on Form S-1 (Registration No. 333-181654) originally filed by the Company with the U.S. Securities and Exchange Commission on May 24, 2012 (the “Public Offering”). The text of the Amended and Restated Certificate of Incorporation, which will be filed upon the closing of the Public Offering to effect the amendment, is attached as Appendix A to this Information Statement. The amendment to the Company’s certificate of incorporation to remove the transfer restrictions was approved by written consent by the Majority Stockholders on June 29, 2012. The amendment will be effective upon the closing of the Public Offering, which date will be at least twenty calendar days after the mailing of this Information Statement to the stockholders of record as of the Record Date. This Information Statement is being mailed to stockholders of the Company on or about July [__], 2012. In the event that the Company does not complete the Public Offering, the Amended and Restated Certificate will not be filed and the amendment will be of no force or effect.

Amendment to the Certificate of Incorporation to Remove Transfer Restrictions

On June 1, 2012, the Company’s Board of Directors unanimously approved, declared advisable, and recommended that the stockholders consider and approve a proposal to amend the Company's Amended and Restated Certificate of Incorporation ("Existing Certificate") to remove restrictions on the transfer of the Company’s common stock that were intended to preserve net operating loss carryforwards for the Company by deleting, in its entirety, Article Fifth from the Existing Certificate. The approval of the amendment was contingent upon the closing of the Public Offering. A copy of the Amended and Restated Certificate of Incorporation, which will be filed upon the closing of the Public Offering to effect the amendment, is attached as Appendix A to this Information Statement.

Reasons for the Amendment

Under Delaware corporate law, the Company is required to obtain approval from a majority of its stockholders to amend our Existing Certificate in the manner discussed above. The Existing Certificate currently provides that in order to preserve the net operating loss carryforwards (“NOLs”)., certain transfers are prohibited to prevent ownership changes, including preventing any transfer that would cause any person or group of persons from becoming a five percent (5%) stockholder, within the meaning of Section 382 of the Internal Revenue Code of 1986, as amended (“Section 382”) or would increase the stock ownership percentage (determined in accordance with Section 382) of a five percent (5%) stockholder.

As of March 31, 2012, we had approximately $163 million of NOLs. Section 382 generally imposes an annual limitation on the amount of net operating loss carry-forwards that may be used to offset taxable income when a corporation has undergone significant changes in stock ownership. Assuming that the Company did become subject to the annual limitation, based upon the Company's stockholders’ equity at June 30, 2012 and the long-term tax exempt rate currently in effect, the future use of the remaining NOLs would be limited to approximately $512,000 per year.

Notwithstanding the negative impact that an ownership change would have on the Company's future ability to utilize NOLs, the Board of Directors believes that the existence of the transfer restrictions will make it more difficult to market the Company’s common stock in its Public Offering and that it may be more beneficial to the Company, after the completion of the Public Offering, to allow stockholders to freely transfer their shares of common stock without the restrictions provided by Article Fifth of the Existing Certificate.

Record Date; Stockholders Entitled to Information Statement

This Information Statement is being mailed to you on or about July [__], 2012. The close of business on June 1, 2012, is the Record Date for the determination of stockholders entitled to this Information Statement and the notice of the action taken by written consent of stockholders in lieu of a meeting. As of the Record Date there were 9,434,567 shares of the Company’s common stock issued and outstanding and entitled to vote.

Costs of Mailing

The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing.

Meeting Not Required

The amendment to the Existing Certificate was approved by a written consent of the Majority Stockholders dated June 29, 2012, who were as of the Record Date the holders of a majority of the outstanding shares of the Company’s common stock. No further vote is required to approve the amendment.

Dissenters Rights of Appraisal

Under Delaware law, the Company’s stockholders are not entitled to dissenter’s rights of appraisal with respect to the amendment, and we will not independently provide stockholders with any such right.

Interest of Certain Persons in or Opposition to Matters to be Acted Upon

No person who has been a director or officer of the Company at any time since July 1, 2011, no nominee for election as a director of the Company and no associate of any of the foregoing persons has any substantial interest, direct or indirect, by security holdings or otherwise, in the matters to be acted upon.

Proposals by Security Holders

No security holders have transmitted any proposals to be acted upon by the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information with respect to the beneficial ownership of our common stock as of June 30, 2012, by:

  each stockholder known by the Company to be the beneficial owner of more than 5% of its common stock;
  each of its directors;
  each of its named executive officers for fiscal 2012; and
  all of the Company’s current directors and executive officers as a group.

The Company has determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission, and thus it represents sole or shared voting or investment power with respect to the Company’s securities. Unless otherwise indicated below, to the Company’s knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable. The Company has deemed shares of its common stock subject to options that are currently exercisable or exercisable within 60 days of June 30, 2012 to be outstanding and to be beneficially owned by the person holding the option for the purpose of computing the percentage ownership of that person but have not treated them as outstanding for the purpose of computing the percentage ownership of any other person.

On June 30, 2012, there were 9,434,567 shares of common stock outstanding.

	Shares Beneficially
	Owned
Name of Beneficial Owner(a)	Shares	Percentage
William T. Comfort, III(b)	5,402,390	57.3%
LDN Stuyvie Partnership(c)	2,830,208	30.0%
65 BR Trust(d)	1,497,435	15.9%
James A. Urry(e)	670,707	7.1%
Wolfgang Maasberg(f)	136,992	1.3%
Andrew Richard Blair(g)	66,817	*
Deborah Eudaley(h)	65,404	*
Nicolas De Santis Cuadra	8,064	*
Philip Sakakihara	6,667	*
Nello Franco	1,666	*
Keith Taylor(i)	1,666	*
Roy Camblin(j)	1,000	*
Christopher Harrington(j)	1,000	*

All current directors and executive officers as a	5,689,999	60.2%
group (9 persons)(k)
____________________

* Represents beneficial ownership of less than 1%.

(a)	Inclusion of information concerning shares held by or for their spouses or children or by entities in which a person has an interest does not constitute an admission of beneficial ownership by such person. Unless otherwise indicated, the address of each director and officer is 6401 Hollis St., Suite 125, Emeryville, CA 94608.

(b)	Includes shares held by LDN Stuyvie Partnership, of which Mr. Comfort is sole general partner and shares held by 65 BR Trust of which Mr. Comfort is the investment advisor. Mr. Comfort disclaims beneficial ownership of all shares held by 65 BR Trust.

(c)	LDN Stuyvie Partnership is a limited partnership, the sole general partner of which is William T. Comfort III. The address of LDN Stuyvie Partnership is 127-131 Sloane St., 4th Floor, Liscartan House, SWIX 9AS, London, UK.

(d)	65 BR Trust is a Federal trust of which Mr. Comfort is an investment advisor with voting and dispositive power over the shares held by the trust. The address of 65 BR Trust is PO Box 242, Locust Valley, NY

11560. Mr. Comfort disclaims beneficial ownership of all 1,497,436 shares held by the trust.

(e)	Mr. Urry resigned from our Board effective August 31, 2011. The shares reported do not include the 2,830,208 shares beneficially owned by LDN Stuyvie Partnership, of which Mr. Urry's spouse is a partner. Mr. Urry's spouse has no dispositive or voting authority with respect to the shares beneficially owned by LDN Stuyvie Partnership, and Mr. Urry disclaims beneficial ownership of such shares.

(f)	Includes shares subject to settlement of RSUs net of shares to be withheld for taxes. 26,666 shares are pledged as collateral against a business loan held by David P. Leibowitz—The Chapter 7 Trustee for the Estate of IFC Credit Corporation.

(g)	Includes 55,004 shares owned by Mr. Blair and his wife, 4,000 owned by the Freimark, Blair & Co. pension fund and 7,813 owned by the Blair Family Trust. Mr. Blair disclaims beneficial ownership of 1,840 of the shares owned by the Freimark, Blair & Co. pension fund and the entire 7,813 shares owned by the Blair Family Trust.

(h)	Includes 43,467 shares held by Ms. Eudaley's spouse. Ms. Eudaley disclaims beneficial ownership of all shares held by her spouse.

(i)	Represents shares held as of the date of Mr. Taylor’s death.

(j)	Consists of an option to purchase 1,000 shares of common stock.

(k)	Represents the shares owned and shares of common stock subject to stock options.

STOCKHOLDERS SHARING AN ADDRESS

Only one Information Statement is being delivered to multiple stockholders sharing an address. However, the Company undertakes to deliver promptly, upon written or oral request, a separate copy of the Information Statement to stockholder at a shared address to which a single copy of the Information Statement is delivered. A stockholder can notify the Company that the stockholder wishes to receive a separate copy of this Information Statement, or a future information statement, by written request directed to Lyris, Inc. at 6401 Hollis Street, Suite 125, Emeryville, CA 94608. The telephone number at that address is (800) 768-2929. Likewise, stockholders sharing an address who are receiving multiple copies of this Information Statement and wish to receive a single copy of future information statements may notify the Company at the address and telephone number listed above.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

The Company is subject to the information requirements of the Securities Exchange Act of 1934. Therefore, the Company files periodic reports, proxy statements and other information with the Securities and Exchange Commission (“SEC”). Such reports, proxy statements and other information may be obtained by visiting the Public Reference Room of the SEC at 100 F Street, NE, Washington, DC 20549 or by calling the SEC at 1-800-SEC-0330, by sending an electronic message to the SEC at publicinfo@sec.gov or by sending a fax to the SEC at 1-202-772-9295. In addition, the SEC maintains a website (www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically.

The Company makes its annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and all amendments to such reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act, available (free of charge) on or through the investor relations section our website located at www.lyris.com, as soon as reasonably practicable after they are filed with or furnished to the SEC. Information contained on or accessible through our website or contained on other websites is not deemed to be part of this Information Statement.

Appendix A

LYRIS, INC.

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

     Lyris, Inc., a Delaware corporation, hereby certifies as follows.

     1. The name of the Corporation is Lyris, Inc. The date of filing its original Certificate of Incorporation with the Secretary of State was January 14, 2002.

     2. The Amended and Restated Certificate of Incorporation of the Corporation attached hereto as Exhibit “1”, which is incorporated herein by this reference, and which restates, integrates and further amends the provisions of the Certificate of Incorporation of the Corporation, as previously amended or supplemented, has been duly adopted by the Corporation's Board of Directors and by the stockholders in accordance with Sections 242 and 245 of the Delaware General Corporation Law, with the approval of the Corporation's stockholders having been given by written consent without a meeting in accordance with Section 228 of the Delaware General Corporation Law.

     IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate of Incorporation to be signed by its duly authorized officer and the foregoing facts stated herein are true and correct.

Dated:	LYRIS, INC.

By:

	Name:	Wolfgang Maasberg

	Title:	Chief Executive Officer

EXHIBIT “1”

LYRIS, INC.

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

FIRST: The name of the Corporation is Lyris, Inc. (the “Corporation”).

SECOND: The address of the Corporation’s registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, County of New Castle 19801. The name of the Corporation’s registered agent for service of process in the State of Delaware at such address is The Corporation Trust Company.

THIRD: The purpose for which the Corporation is organized is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

FOURTH: (A) The total number of shares of capital stock which the Corporation shall have authority to issue is 44,000,000 shares divided into (i) 40,000,000 shares of common stock, $0.01 par value per share (“Common Stock”), and (ii) 4,000,000 shares of preferred stock, $0.01 par value per share (“Preferred Stock”).

     (B) The shares of Preferred Stock of the Corporation may be issued from time to time in one or more classes or series thereof, the shares of each class or series thereof to have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as are stated and expressed herein or in the resolution or resolutions providing for the issue of such class or series, adopted by the board of directors of the Corporation (the “Board of Directors”) as hereinafter provided.

     (C) Authority is hereby expressly granted to and vested in the Board of Directors, subject to the provisions of this Article Fourth and to the limitations prescribed by the DGCL, to authorize the issuance of the Preferred Stock from time to time in one or more classes or series, and with respect to each such class or series to fix by resolution or resolutions providing for the issue of such class or series the voting powers, full or limited, if any, of the shares of such class or series and the designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations and restrictions thereof. The authority of the Board of Directors with respect to each class or series thereof shall include, but not be limited to, the determination or fixing of the following:

     (1) whether or not the class or series is to have voting rights, full, special or limited, or is to be without voting rights, and whether or not such class or series is to be entitled to vote as a separate class either alone or together with the holders of one or more other classes or series of capital stock;

     (2) the number of shares to constitute the class or series and the designations thereof;

     (3) the preferences and relative, participating, optional or other special rights, if any, and the qualifications, limitations or restrictions thereof, if any, with respect to any class or series;

     (4) whether or not the shares of any class or series shall be redeemable at the option of the Corporation or the holders thereof or upon the happening of any specified event, and, if redeemable, the redemption price or prices (which may be payable in the form of cash, notes, securities or other property) and the time or times at which, and the terms and conditions upon which, such shares shall be redeemable and the manner of redemption;

     (5) whether or not the shares of a class or series shall be subject to the operation of retirement or sinking funds to be applied to the purchase or redemption of such shares for retirement, and, if such retirement or sinking fund or funds are to be established, the annual amount thereof and the terms and provisions relative to the operation thereof;

     (6) the dividend rate, whether dividends are payable in cash, securities of the Corporation or other property, the conditions upon which and the times when such dividends are payable, the preference to or the relation to the payment of dividends payable on any other class or classes or series of capital stock, whether or not such dividends shall be cumulative or noncumulative and, if cumulative, the date or dates from which such dividends shall accumulate;

     (7) the preferences, if any, and the amounts thereof which the holders of any class or series thereof shall be entitled to receive upon the voluntary or involuntary dissolution of, or upon any distribution of the assets of, the Corporation;

     (8) whether or not the shares of any class or series, at the option of the Corporation or the holder thereof or upon the happening of any specified event, shall be convertible into or exchangeable for the shares of any other class or classes or of any other series of the same or any other class or classes of capital stock, securities, or other property of the Corporation or any other entity and the conversion price or prices, ratio or ratios, or the rate or rates at which such conversion or exchange may be made, with such adjustments, if any, as shall be stated and expressed or provided for in such resolution or resolutions; and

     (9) such other special rights and protective provisions with respect to any class or series the Board of Directors may provide.

FIFTH: The number, classification and terms of the Board of Directors of the Corporation and the procedures to elect directors and to remove directors shall be as follows:

     (A) The number of directors that shall constitute the whole Board of Directors shall from time to time be fixed exclusively by the Board of Directors by a resolution adopted by a majority of the whole Board of Directors serving at the time of that vote. In no event shall the number of directors that constitute the whole Board of Directors be fewer than three or more than twelve. No decrease in the number of directors shall have the effect of shortening the term of any incumbent director. Directors of the Corporation need not be selected by written ballot unless the Bylaws of the Corporation otherwise provide.

     (B) The Board of Directors of the Corporation shall be divided into three classes designated Class I, Class II and Class III, respectively, all as nearly equal in number as possible, with each director then in office receiving the classification that at least a majority of the Board of Directors designates. The initial term of office of the directors of Class I shall expire at the annual meeting of the stockholders of the Corporation to be held following the end of the 2002 fiscal year, of Class II shall expire at the annual meeting of stockholders of the Corporation to be held following the end of the 2003 fiscal year, and of Class III shall expire at the annual meeting of stockholders of the Corporation to be held following the end of the 2004 fiscal year, and in all cases as to each director until his successor is elected and qualified or until his earlier death, resignation or removal. At each annual meeting of the stockholders beginning with the annual meeting of the stockholders following the 2002 fiscal year, each director elected to succeed a director whose term is then expiring shall hold office until the third annual meeting of stockholders after his election and until his successor is elected and qualified or until his earlier death, resignation or removal. If the number of directors that constitutes the whole Board of Directors is changed as permitted by this Article Fifth, the majority of the whole Board of Directors that adopts the change shall also fix and determine the number of directors comprising each class; provided, however, that any increase or decrease in the number of directors shall be apportioned among the classes as equally as possible.

     (C) No director of any class of directors of the Corporation shall be removed from office before the expiration date of that director’s term of office except for cause and by an affirmative vote of the holders of not less than two-thirds of the outstanding shares of the class or classes or series of stock then entitled to be voted at an election of directors of that class or series, voting together as a single class, cast at the annual meeting of stockholders or at any special meeting of stockholders called by a majority of the whole Board of Directors for this purpose. For purposes of removal of a director of the Corporation, “cause” shall mean (a) a final conviction of a felony involving moral turpitude or (b) willful misconduct that is materially and demonstrably injurious economically to the Corporation. For purposes of this definition of “cause,” no act, or failure to act, by a director shall be considered “willful” unless committed in bad faith and without a reasonable belief that the act or failure to act was in the best interest of the Corporation or any Affiliate of the Corporation. “Cause” shall not exist unless and until the Corporation has delivered to the director a written notice of the act or failure to act that constitutes “cause” and such director shall not have cured such act or omission within 90 days after the delivery of such notice. As used in this Article Fifth, “Affiliate” has the meaning given such term under Rule 12b-2 of the Securities Exchange Act of 1934, as amended.

     (D) Notwithstanding any other provisions of this Amended and Restated Certificate of Incorporation or any provision of law that might otherwise permit a lesser or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the capital stock of the Corporation required by law or by this Amended and Restated Certificate of Incorporation, the affirmative vote of the holders of not less than two-thirds of the shares of the Corporation then entitled to be voted in an election of directors, voting together as a single class, shall be required to amend or repeal, or to adopt any provision inconsistent with, this Article Fifth.

SIXTH: The Corporation shall indemnify and hold harmless any director, officer, employee or agent of the Corporation from and against any and all expenses and liabilities that may be imposed upon or incurred by him in connection with, or as a result of, any proceeding in which he may become involved, as a party or otherwise, by reason of the fact that he is or was such a director, officer, employee or agent of the Corporation, whether or not he continues to be such at the time such expenses and liabilities shall have been imposed or incurred, to the extent permitted by the laws of the State of Delaware, as they may be amended from time to time.

SEVENTH: A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit. Any repeal or amendment of this Article Seventh by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation arising from an act or omission occurring prior to the time of such repeal or amendment. In addition to the circumstances in which a director of the Corporation is not personally liable as set forth in the foregoing provisions of this Article Seventh, a director shall not be liable to the Corporation or its stockholders to such further extent as permitted by any law hereafter enacted, including without limitation any subsequent amendment to the DGCL.

EIGHTH: In furtherance and not in limitation of the general powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized to make, alter or repeal the Bylaws of the Corporation, except as specifically stated herein.

NINTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or any Creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of ss. 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of ss. 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation as the case may be, to be summoned in such manner as the said Court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the Court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders of this Corporation, as the case may be, and also on this Corporation.

TENTH: Except as otherwise required by the laws of the State of Delaware, subject to any provision of this Amended and Restated Certificate of Incorporation to the contrary, the stockholders and Directors shall have the power to hold their meetings and to keep the books, documents and papers of the Corporation outside of the State of Delaware, and the Corporation shall have the power to have one or more offices within or without the State of Delaware, at such places as may be from time to time designated by the Bylaws or by resolution of the stockholders or Directors.

ELEVENTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

TWELFTH: No contract or transaction between the Corporation and one or more of its directors, officers, or stockholders or between the Corporation and any Person (as hereinafter defined) in which one or more of its directors, officers, or stockholders are directors, officers, or stockholders, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee which authorizes the contract or transaction, or solely because his vote is counted for such purpose, if: (i) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; (ii) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved, or ratified by the Board of Directors, a committee thereof, or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction. “Person” as used in this Article Twelfth means any corporation, partnership, limited liability company, association, firm, trust, joint venture, political subdivision or instrumentality.

THIRTEENTH: The Corporation shall be subject to Section 203 of the DGCL.

* * * * * * * * * * *